UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2004


                               INFINIUM LABS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       000-50535               65-1048794
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              2033 Main Street, Suite 309, Sarasota, Florida 34237
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (941) 917-0788

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SECURITIES PURCHASE AGREEMENTS

      A. December 13, 2004

      On December 16, 2004, we closed a transaction pursuant to a Securities Purchase Agreement, dated as of December 13, 2004, with several accredited investors pursuant to which those accredited investors lent an aggregate principal amount of $1,160,000 to us in exchange for (i) 8% convertible debentures Series 04-02 in that aggregate principal amount, and (ii) Class 2004-A warrants to purchase 5,437,487 shares of our common stock, Class 2004-B warrants to purchase 5,437,487 shares of our common stock and Class 2004-C warrants to purchase 5,437,487 shares of our common stock. The aforementioned securities were issued to the Lender by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or
Section 4(2) of the Act.

      The debentures bear interest at 8% per annum and mature on December 16, 2005. The debentures are convertible into shares of our common stock, par value $.0001 per share..As currently in effect, the conversion price of the debentures means seventy-five percent of the lowest closing price during the five trading days ending on the trading day before the conversion date; provided, however, that in no event will such price be (x) more than $0.10 or (y) until the earlier of (I) the Scheduled Expiration Date, (II) the date after the closing date on which we file a registration statement on Form S-8 or (III) the date on which we first issue a mandatory conversion notice, lower than $0.10; provided, however, if certain events occur then the conversion price is fixed at $0.10. "Scheduled Expiration Date" means April 16, 2005, except that, if prior to that date we file with the SEC a definitive proxy statement seeking stockholder authorization at a meeting of stockholders scheduled to be held no later than June 16, 2005 to amend our certificate of incorporation to increase our authorized shares to at least 400 million shares, it means June 16, 2005.

      Each of the warrants is exercisable until December 31, 2009, except that after the effective date of the registration statement which we have agreed to file for the resale of the lenders' shares, we may accelerate the expiration date of the Class B and Class C warrants to a date at least 3 trading days after the lender's receipt of that notice. The initial per share exercise prices of the warrants are: Class A - $..10 ; Class B - $0.75; and Class C - $1.00.

      The timely and full fulfillment of our obligations pursuant to the debentures have been personally guaranteed by Timothy M. Roberts, our chief executive officer and a director.

      In connection with this financing, we paid a finder's fee to West Hastings Limited in the amount of $92,800 and issued 232,000 warrants at an exercise price of $0.50.

      December 28, 2004 - Amendment to December 13, 2004 Agreements

      On December 28, 2004, the Securities Purchase Agreement dated December 13, 2004 and related Class A warrants, Registration Rights Agreement and debentures were amended. The material provisions are as follows:

      Securities Purchase Agreement - If we complete the first tranche of a financing of no less than $12 million and in connection with such financing, retire or convert our debt (other than the convertible debentures), the conversion price of the debentures will be fixed at $0.10. In addition, the investors received an aggregate of 250,000 shares of common stock. The exercise price of the Class A warrants and the Conversion price of the Debentures were amended as set forth above.

      B. December 28, 2004

      On December 28, 2004, we closed a transaction pursuant to a Securities Purchase Agreement, dated as of December 23, 2004, with several accredited investors pursuant to which those accredited investors lent an aggregate principal amount of $1,000,000 to us in exchange for (i) 8% convertible debentures Series 04-03 in that aggregate principal amount, and (ii) Class 2004-A-2 warrants to purchase 4,687,485 shares of our common stock. We will receive the net proceeds of this financing within 1 business day after a registration statement is filed covering these securities. The aforementioned securities were issued to the Lender by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or
Section 4(2) of the Act.

      The debentures bear interest at 8% per annum and mature one year from issuance. The debentures are convertible into shares of our common stock, par value $.0001 per share. The conversion price of the debentures means seventy-five percent of the lowest closing price during the five trading days ending on the trading day before the conversion date; provided, however, that in no event will such price be (x) more than $0.10 or (y) until the earlier of (I) the Scheduled Expiration Date, (II) the date after the closing date on which we file a registration statement on Form S-8 or (III) the date on which we first issue a mandatory conversion notice, lower than $0.10; provided, however, if certain events occur then the conversion price is fixed at $0.10. "Scheduled Expiration Date" means April 16, 2005, except that, if prior to that date we file with the SEC a definitive proxy statement seeking stockholder authorization at a meeting of stockholders scheduled to be held no later than June 16, 2005 to amend our certificate of incorporation to increase our authorized shares to at least 400 million shares, it means June 16, 2005.

      The warrants are exercisable until December 31, 2009. The per share exercise price of the warrants is $0.10.

      The timely and full fulfillment of our obligations pursuant to the debentures have been personally guaranteed by Timothy M. Roberts, our chief executive officer and a director.

      In connection with this financing, we will pay a finder's fee to West Hastings Limited in the amount of $80,000 and issued 200,000 warrants at an exercise price of $0.50.

      December 28, 2004 - Amendment to December 23, 2004 Agreements

      On December 28, 2004, the Securities Purchase Agreement dated December 23, 2004 and related warrants, Registration Rights Agreement and debentures were amended. The material provisions are as follows:

      Securities Purchase Agreement - If we complete the first tranche of a financing of no less than $12 million and in connection with such financing, retire or convert our debt (other than the convertible debentures), the conversion price of the debentures will be fixed at $0.10.In addition, the investors received an aggregate of 500,000 shares of common stock. The exercise price of the Class A warrants and the Conversion price of the Debentures were amended as set forth above.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

      (C)   EXHIBITS.

EXHIBIT NUMBER                              DESCRIPTION
--------------    --------------------------------------------------------------
4.1               Securities Purchase Agreement dated as of December 28, 2004 by and between Infinium Labs, Inc. and the investors named on the signature page thereto.

4.2 Registration Rights Agreement dated as of December 28, 2004 by and between Infinium Labs, Inc. and the investors named on the signature page thereto.

4.3 Form of 8% Convertible Debenture of Infinium Labs, Inc. with Personal Guarantee by Timothy M. Roberts.

4.4               Form of Class 2004-A-2 Warrant of Infinium Labs, Inc.

4.5               Amendment to December 13, 2004 Securities Purchase Agreement

4.6               Amendment to December 28, 2004 Securities Purchase Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          INFINIUM LABS, INC.


Date: January 3, 2004                                     /s/ Timothy M. Roberts
                                                          ----------------------
                                                          Timothy M. Roberts
                                                          CEO